SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  January 11, 2002


                             TRIAD INNOVATIONS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)




    Nevada                     000-31189                    93-31189
---------------                ----------                   ---------
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

                    835 Golden Avenue, Battle Creek, M I49015
                    -----------------------------------------
                         (Registered Office) (Zip Code)


Registrant's telephone number, including area code: (616) 969-9752

Item 1.           Changes in Control of Registrant

                  None.

Item 2.           Acquisition or Disposition of Assets

                  None.

Item 3.           Bankruptcy or Receivership

                  None.

Item 4.           Changes in Registrants Certifying Accountant

                  None.


Item 5.           Other Events

         The following people were appointed as officers and/or directors.

         Tom Roller, Chairman of the Board of Directors, formed National Refrigeration Systems in 1997, capping a 25-year career in finance, planning, sales, marketing, manufacturing, and general management, in the United States and Europe. Prior to NRS, Roller served as President and CEO of Wolverine Tube, Inc. (NYSE: WLV) a supplier of custom-engineered technical tubes for the appliance, air-conditioning, refrigeration, power generation and chemical industries. From 1992 to 1996, Roller was President and CEO of Fruehauf Trailer Corporation, a global manufacturer of dry freight and refrigerated trailers. Roller also worked in various capacities for United Technologies Corporation (NYSE: UTX) from 1981 to 1991, include Vice President and General Manger of two major divisions. He is a director of Ideal Electric Corporation. Roller holds a Masters of Business Administration degree from Duke University.

         Hubert B. Shenkin, CEO, brings to Triad his many years of experience as an attorney, for the past fifteen years, primarily involving business law and as an engineer, for many years, on various precision products of a complex nature in the aerospace and ground support industries, both on governmental and industrial products. He has served at various times in his career as CEO, President, Vice President, Chief Engineer, Manufacturing and Value Engineering Manager, and Quality control Manager. He has a diversity of education, knowledge, and experience that shall serve Triad well in its various endeavors. Mr. Shenkin is a graduate of City University of New York, with a B.S. in Physics, City University of New York, with an M.B.A. in Management, and Nova Southern University, with a J.D. degree in Law.

         Terry Humphrey, President, is an engineer with many years of experience, most recently with Legacy Environmental System as President/CEO, prior to that associated with Leede Investment Associates, Inc. as Vice-President. Education: Western Illinois University, Macomb, Illinois, North Central College, Naperville, Illinois, majored in Clinical Biochemistry.

         Jerold McAlpin, Vice President Strategic Alliances/New Business Development, brings to Triad 30 years of global experience with several major Fortune 100 companies. Mr. McAlpin joined AAR (NYSE:AIR) in 2000 as VP of Strategic Global Procurement. Prior to AAR, Mr. McAlpin served as Director of

Strategic Global Procurement for Ingersoll-Road (NYSE: IR). From 1995-1998, Mr. McAlpin served as Corporate Director of Purchasing in the turnaround and sale of Fruehauf Trailer Corporation. In 19987, he was a part of the turnaround team that transitioned Valley Industries (The Fisher Group) into Toyota's #2 supplier worldwide. From 1972-1987, he served 16 years with John Deere (NYSE: DE) in the areas of Operations, Manufacturing, Production, Warehousing, Distribution, Logistics, and Procurement. He has a diversity of education, knowledge, and experience that shall serve Triad well in its various endeavors. Mr. McAlpin is a graduate of the University of Northern Iowa, with a B.A. in Marketing and an M.B.A. graduate study in Management from the University of Northern Iowa.


Item 6.      Resignation of Directors and Appointment of New Directors

             None.


Item 7.      Financial Statements, Pro Forma Financial Statements & Exhibits

         a.  Financial Statements - None

         b.  Exhibits - None

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: January 11, 2002        TRIAD INNOVATIONS, INC.



                              By: /s/ Christopher C. Micklatcher
                                 -----------------------------------------
                                       Christopher C. Micklatcher, Acting CEO